Exhibit 10.2

EXECUTION COPY

SECURITY AGREEMENT

Dated July 30, 2004

From

The Grantors referred to herein

as Grantors

to

CITICORP NORTH AMERICA, INC.

as Administrative Agent

i

SCHEDULES:
Schedule I	-	Location, Chief Executive Office, Type Of Organization, Jurisdiction Of Organization And Organizational Identification Number
Schedule II	-	Pledged Equity
Schedule III	-	Pledged Intercompany Notes
Schedule IV	-	Intellectual Property
Schedule V	-	Commercial Tort Claims
Schedule VI	-	Collateral Description

EXHIBITS:

Exhibit A	-	Form of Security Agreement Supplement
Exhibit B	-	Form of Copyright Security Agreement
Exhibit C	-	Form of Patent Security Agreement
Exhibit D	-	Form of Trademark Security Agreement

ii

SECURITY AGREEMENT

SECURITY AGREEMENT dated July 30, 2004 made by LCE ACQUISITION CORPORATION (to be merged with and into LOEWS CINEPLEX ENTERTAINMENT CORPORATION, a Delaware corporation) (the “Company”), LCE HOLDCO, LLC, a Delaware limited liability company (“Holdings”), the other Persons listed on the signature pages hereof and the Additional Grantors (as hereinafter defined) (the Company, Holdings, the Persons so listed and the Additional Grantors being, collectively, the “Grantors”), to CITICORP NORTH AMERICA, INC., as administrative agent (in such capacity, together with any successor administrative agent, the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

PRELIMINARY STATEMENTS

(1) The Company has entered into a Credit Agreement dated of even date herewith (said Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the “Credit Agreement”) with Holdings, the other Borrowers party thereto and the Lenders, the L/C Issuer and the Agents party thereto.

(2) Pursuant to the Credit Agreement, the Grantors are entering into this Agreement in order to grant to the Administrative Agent for the ratable benefit of the Secured Parties a security interest in the Collateral (as hereinafter defined) to secure their respective Secured Obligations (as hereinafter defined).

(3) It is a condition precedent to the making of Loans and the issuance of Letters of Credit by the Lenders under the Credit Agreement and the entry into Secured Hedge Agreements by the Hedge Banks from time to time that the Grantors shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

(4) Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents and the Secured Hedge Agreements (together with all instruments, agreements or other documents evidencing the Cash Management Obligations, the “Finance Documents”).

(5) Terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement. Further, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9 (including Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Commodity Intermediary, Deposit Accounts, Electronic Chattel Paper, Entitlement Holder, Entitlement Order, Documents, Equipment, Farm Products, Financial Assets, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Proceeds, Securities Accounts, Securities Intermediary, Security, Supporting Obligations and Uncertificated Security). “UCC” means the “Uniform Commercial Code” as defined in the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans and participate in Letters of Credit, and the L/C Issuer to issue Letters of Credit under the Credit Agreement and to induce the Hedge Banks to enter into Secured Hedge Agreements from time to time, each Grantor hereby agrees with the Administrative Agent for the ratable benefit of the Secured Parties as follows:

SECTION 1. Grant of Security. Each Grantor hereby pledges (where applicable) and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in such Grantor’s right, title and interest in and to the following property, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”):

(a) all Accounts;

(b) all cash and Cash Equivalents;

(c) all Chattel Paper;

(d) all Commercial Tort Claims (including, without limitation, the Commercial Tort Claims set forth on Schedule V hereto);

(e) all Deposit Accounts;

(f) all Documents;

(g) all Equipment;

(h) all Farm Products;

(i) all Fixtures;

(j) all General Intangibles;

(k) all Goods;

(l) all Instruments;

(m) all Inventory;

(n) all Letter-of-Credit Rights;

(o) the following (the “Security Collateral”):

(i) all indebtedness evidenced by promissory notes or other instruments from time to time owed to such Grantor (the “Pledged Debt”) including, without limitation, the instruments set forth on Schedule III hereto, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

(ii) all Equity Interests in Subsidiaries of Holdings from time to time acquired, owned or held by such Grantor in any manner (the “Pledged Equity”), including, without limitation, the Equity Interests in Subsidiaries of Holdings held by each Grantor set forth opposite such Grantor’s name on and otherwise described on Schedule II, and the certificates, if any, representing such Equity Interests or such additional shares or units or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all subscription warrants, rights or options issued thereon or with respect thereto; provided that no Grantor shall be required to pledge, and the terms “Pledged Equity” and “Security Collateral” used in this Agreement shall not include, any (A) Equity Interests which are direct assets owned by any Foreign Subsidiary, (B) Equity Interests in any Foreign Subsidiary held of record by such Grantor which, when aggregated with all of the other Equity Interests in such Foreign Subsidiary pledged by the Grantors, would result, directly or indirectly, in more than 65% of the Equity Interests in such Foreign Subsidiary entitled to vote (within the meaning of Treasury Regulation Section 1.956 2(c)(2) promulgated under the Code) (the “Voting Foreign Stock”) being pledged to the Administrative Agent, on behalf of the Secured Parties under this Agreement; provided further that all of the shares of stock or units or other Equity Interests in such Foreign Subsidiary not entitled to vote (within the meaning of Treasury Regulation Section 1.956-2(c)(2) promulgated under the Code) (the “Non-Voting Foreign Stock”) shall be pledged by such Grantor or (C) Equity Interests in any Foreign Subsidiary the assets of which constituted less than 2.5% of Consolidated Assets and the revenues of which contributed less than 2.5% of Consolidated Revenues, in each case based on the most recently delivered financial statements under Section 6.01(a) or (b) of the Credit Agreement (provided¸ further, however, that the Foreign Subsidiaries the pledge of the Equity Interests in which is excluded pursuant to this clause (C) shall not in any event constitute more than 5% of Consolidated Assets or represent more than 5% of Consolidated Revenues (as so determined)); and

(iii) all other Investment Property and all Financial Assets, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange therefor and all subscription warrants, rights or options issued thereon or with respect thereto;

(p) all contracts and agreements between any Grantor and one or more additional Persons (including, without limitation, any Swap Contracts, licensing agreements and any partnership agreements, joint venture agreements, limited liability company agreements) and the IP Agreements (as hereinafter defined), in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the

“Assigned Agreements”), including, without limitation, all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements (all such Collateral being the “Agreement Collateral”);

(q) the following (collectively, the “Intellectual Property Collateral”):

(i) all patents, patent applications, and statutory invention registrations, all inventions claimed or disclosed therein and all improvements thereto (“Patents”);

(ii) all trademarks, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered, and all common-law rights relating thereto (provided that the Administrative Agent shall not exercise its rights under Section 15 with respect to any United States intent-to-use trademark applications solely to the extent that, and solely during the period in which, such actions would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together, in each case, with the goodwill of the business symbolized thereby (“Trademarks”);

(iii) all copyrights whether registered or unregistered (“Copyrights”), including, without limitation, copyrights in all Computer Software (as hereinafter defined), internet web sites and the content thereof;

(iv) all computer software, programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware and documentation and materials relating thereto, together with any and all maintenance rights, service rights, programming rights, hosting rights, test rights, improvement rights, renewal rights and indemnification rights and any substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing (“Computer Software”);

(v) all confidential and proprietary information, including, without limitation, confidential and proprietary know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, databases and data, including, without limitation, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (collectively, “Trade Secrets”), and all other intellectual, industrial and intangible property of such type, including, without limitation, industrial designs and mask works;

(vi) all registrations and applications for registration for any of the foregoing, together with all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations thereof;

(vii) all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(viii) all agreements, permits, consents, orders and franchises relating to the license, ownership, development, use or disclosure of any of the foregoing to which such Grantor, now or hereafter, is a party or a beneficiary and all rights in any of the foregoing (“IP Agreements”); and

(ix) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, all proceeds and damages relating thereto;

(r) all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of such Grantor pertaining to any of the Collateral;

(s) all other tangible and intangible personal property of whatever nature whether or not covered by Article 9 of the UCC; and

(t) all Proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and Supporting Obligations relating to, any and all of the Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral;

provided that notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in (A) motor vehicles the perfection of a security interest in which is excluded from the UCC in the relevant jurisdiction, (B) any Letter-of-Credit Rights to the extent any Grantor is required by applicable law to apply the Proceeds of such Letter-of-Credit Rights for a specified purpose or (C) any General Intangible, Investment Property or other such rights of a Grantor arising under any contract, lease, instrument, license or other document if (but only to the extent that) the grant of a security interest therein would (x) constitute a violation of a valid and enforceable restriction in respect of such General Intangible, Investment Property or other such rights in favor of a third party or under any law, regulation, permit, order or decree of any Governmental Authority, unless and until all required consents shall have been obtained or (y) expressly give any other party in respect of any such contract, lease, instrument, license or other document, the right to terminate its obligations thereunder; provided however, that the limitation set forth in clause (C) above shall not affect, limit, restrict or impair the grant by a Grantor of a security interest pursuant to this Agreement in any such Collateral to the extent that an otherwise applicable prohibition or restriction on such grant is rendered ineffective by any applicable law, including the UCC. Each Grantor shall, if requested to do so by the Administrative Agent, use commercially reasonable efforts to obtain any such required consent that is reasonably obtainable with respect to Collateral which the Administrative Agent reasonably determines to be material.

SECTION 2. Security for Obligations. This Agreement secures, in the case of each Grantor, the payment of all Obligations of such Grantor now or hereafter existing, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the “Secured Obligations”).

SECTION 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor’s Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Finance Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 4. Delivery and Control of Security Collateral; Investment Property.

(a) All certificates representing or evidencing the Pledged Equity and all instruments representing or evidencing the Pledged Debt shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent. During the continuation of an Event of Default, the Administrative Agent shall have the right, at any time in its discretion and without notice to any Grantor, to (i) transfer to or to register in the name of the Administrative Agent or any of its nominees any or all of the Security Collateral, (ii) exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations, and (iii) convert Security Collateral consisting of Financial Assets credited to any Securities Account to Security Collateral consisting of Financial Assets held directly by the Administrative Agent, and to convert Security Collateral consisting of Financial Assets held directly by the Administrative Agent to Security Collateral consisting of Financial Assets credited to any Securities Account.

(b) Except to the extent otherwise provided in Section 1(o)(ii) with respect to Equity Interests (i) in Persons that are not Subsidiaries of Holdings or (ii) that represent Voting Foreign Stock, if any Grantor shall at any time hold or acquire any certificated securities, such Grantor shall forthwith endorse, assign and deliver the same to the Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time specify. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall promptly notify the Administrative Agent thereof and, at the Administrative Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, either (a) cause the issuer to agree to comply with instructions from the Administrative Agent as to such securities, without further consent of any Grantor or such nominee, or (b) arrange for the Administrative Agent to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other Investment Property now or hereafter acquired by any Grantor are held by such Grantor or its nominee through a Securities Intermediary or Commodity Intermediary, such Grantor shall promptly notify the Administrative Agent thereof and, at the Administrative Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, either (a) cause such Securities Intermediary or Commodity Intermediary, as the case may be, to agree to comply with Entitlement Orders or other instructions from the Administrative Agent to such Securities Intermediary as to such securities or other Investment Property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Administrative Agent to such Commodity Intermediary, in each case without further consent of any Grantor or such nominee, or (b) in the case of Financial Assets (as governed by Article 8 of the UCC) or other Investment Property held through a Securities Intermediary, arrange for the Administrative Agent to become the Entitlement Holder with respect to such Investment Property, with the Grantor being permitted, only with the consent of the Administrative Agent, to exercise rights to withdraw or otherwise deal with such Investment Property. The Administrative Agent agrees with each of the Grantors that the Administrative Agent shall not give any such Entitlement Orders or instructions or directions to any such issuer, Securities Intermediary or Commodity Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights an Event of Default would occur. The provisions of this paragraph shall not apply to any Financial Assets credited to a Securities Account for which the Administrative Agent is the Securities Intermediary.

SECTION 5. Other Actions. So long as any Loan or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment:

(a) If any Grantor shall at any time hold or acquire any Instruments in excess of $250,000, such Grantor shall forthwith endorse, assign and deliver the same to the Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably specify;

(b) For each Deposit Account that any Grantor at any time opens or maintains, such Grantor shall, on or prior to the date that is 90 days after the Closing Date (or such later date not more than 180 days after the Closing Date as the Administrative Agent may reasonably agree), either (i) cause the depositary bank to agree to comply at any time with instructions from the Administrative Agent to such depositary bank directing the disposition of funds from time to time credited to such Deposit Account, without further consent of such Grantor or any other Person, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, or (ii) arrange for the Administrative Agent to become the customer of the depositary bank with respect to the Deposit Account, with the Grantor being permitted, only with the consent of the Administrative Agent, to exercise rights to withdraw funds from such Deposit Account. The Administrative Agent agrees with each Grantor that the Administrative Agent shall not give any such instructions or withhold any withdrawal rights from any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal, an Event of Default would occur. The provisions of this paragraph shall not apply to (A) any Deposit Account for which any Grantor, the depositary bank and the Administrative Agent have entered into a cash collateral agreement specially negotiated among such Grantor, the depositary bank and the Administrative Agent for the specific purpose set forth therein, (B) Deposit

Accounts for which the Administrative Agent is the depositary, (C) Deposit Accounts of which all or a substantial portion of the funds on deposit are used for funding (i) payroll, (ii) 401(k) and other retirement plans and employee benefits, (iii) health care benefits or (iv) escrow arrangements (e.g., environmental indemnity accounts) and (D) other Deposit Accounts with an aggregate balance of all funds in all such other Deposit Accounts for all Grantors not in excess of $3,000,000 as of any date (calculated based on the aggregate balance in all such accounts on the last day of each fiscal quarter ending during the four fiscal quarters most recently ended on or prior to the date of determination, divided by four (4));

(c) If any Grantor at any time holds or acquires an interest in any Electronic Chattel Paper or any “transferable record,” as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Administrative Agent thereof and, at the request of the Administrative Agent, shall take such action as the Administrative Agent may request to vest in the Administrative Agent control under New York UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Administrative Agent agrees with such Grantor that the Administrative Agent will arrange, pursuant to procedures reasonably satisfactory to the Administrative Agent and so long as such procedures will not result in the Administrative Agent’s loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record;

(d) If any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Grantor with a face amount in excess of $250,000, such Grantor shall promptly notify the Administrative Agent thereof and, at the request and option of the Administrative Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Administrative Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Administrative Agent to become the transferee beneficiary of the letter of credit, with the Administrative Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred or is continuing; and

(e) Each Grantor will give prompt notice to the Administrative Agent of any Commercial Tort Claim individually in excess of $2,500,000 that it at any time in the future holds or acquires and will promptly execute or otherwise authenticate a supplement to this Agreement, and otherwise take all necessary action, to subject such Commercial Tort Claim and the proceeds thereof to the first priority security interest created under this Agreement.

SECTION 6. Representations and Warranties. Each Grantor represents and warrants as follows:

(a) Such Grantor’s exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth in Schedule I hereto. Such Grantor is located (within the meaning of Section 9-307 of the UCC) in the state or jurisdiction set forth in Schedule I hereto and has its chief executive office in the state or jurisdiction set forth in Schedule I hereto. The other information set forth in Schedule I hereto with respect to such Grantor is true and accurate.

(b) All Pledged Equity consisting of Certificated Securities has been delivered to the Administrative Agent in accordance herewith, and except for restrictions and limitations imposed by the Loan Documents or securities laws generally, the Pledged Equity (other than Pledged Equity representing less than all of the Equity Interests of a Person) is and will continue to be freely transferable and assignable, and none of the Pledged Equity is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit or impair, delay or otherwise affect in any material respect the pledge of such Pledged Equity hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder;

(c) Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement, subject to Liens permitted under Section 7.01 of the Credit Agreement, and has full power and authority to grant to the Administrative Agent the security interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained. Except with respect to filings related to the Existing Credit Agreements in respect of which appropriate documentation has been delivered to the Administrative Agent on or prior to the Closing Date providing for the termination and release of the related Liens, none of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the UCC or any other applicable laws covering any Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens permitted pursuant to Section 7.01 of the Credit Agreement. As of the Closing Date, none of the Grantors hold any Commercial Tort Claim except as indicated on the Perfection Certificate.

(d) The Pledged Equity issued by the Company or any of its Subsidiaries has been duly authorized and validly issued and is fully paid and non assessable or the equivalent under applicable law.

(e) The Pledged Equity pledged by such Grantor constitutes the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Schedule II hereto.

(f) Schedule IV lists all registered Intellectual Property owned by such Grantor in its own name on the date hereof.

(g) On the Closing Date each Grantor has executed and delivered to the Administrative Agent an agreement, in substantially the form set forth in Exhibit D hereto or otherwise in form and substance reasonably satisfactory to the Administrative Agent (a “Trademark Security Agreement” and, together with each agreement, in substantially the form set forth in Exhibit B hereto or otherwise in form and substance reasonably satisfactory to the Administrative Agent (a “Copyright Security Agreement”) and each agreement, in substantially the form set forth in Exhibit C hereto or otherwise in form and substance reasonably satisfactory to the Administrative Agent (a “Patent Security Agreement”), in each case executed and delivered to the Administrative Agent in accordance with Section 9(e), the “Intellectual Property Security Agreements”), for recording the security interest granted hereunder to the Administrative Agent in such Intellectual Property Collateral with the U.S. Patent and Trademark Office. On the date hereof, no Grantor owns any Patents or registered Copyrights.

(h) (i) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete in all material respects as of the Closing Date; (ii) this Agreement creates in favor of the Administrative Agent for the benefit of the Secured Parties a legal and valid security interest in all the Collateral of each Grantor, securing the payment of the Secured Obligations of such Grantor, and the security interest created under this Agreement is and shall be prior to any other Lien on any of the Collateral, other than Liens permitted pursuant to Section 7.01 of the Credit Agreement; (iii) upon the filing of a UCC financing statement in the UCC filing office in the jurisdiction set forth in Schedule I under the heading “Jurisdiction of Organization” with respect to such Grantor, naming such Grantor as the debtor, the Administrative Agent as the secured party and including the collateral description set forth in Schedule VI, all actions necessary to perfect the security interest in the Collateral of such Grantor created under this Agreement with respect to which a Lien may be perfected by filing pursuant to the UCC, including without limitation unregistered Copyrights (all such Collateral, “Filing Collateral”) shall have been duly made or taken and be in full force and effect, and the Lien created under this Agreement in such Grantor’s Filing Collateral shall be perfected; (iv) upon the timely recordation of a Copyright Security Agreement naming such Grantor as the grantor and the Administrative Agent as the secured party with the U.S. Copyright Office, all actions necessary to perfect the security interest in the Collateral of such Grantor consisting of the registered Copyrights described therein and applicable IP Agreements with respect thereto (“Copyright Collateral”) shall have been duly made or taken and be in full force and effect, and the Lien created under this Agreement in such Grantor’s Copyright Collateral shall be perfected; and (v) to the extent the filing in subsection (iii) above is insufficient for perfection, upon the timely recordation of a Patent Security Agreement and Trademark Security Agreement naming such Grantor as the grantor and the Administrative Agent as the secured party with the U.S. Patent and Trademark Office, all actions necessary to perfect the security interest in the Collateral of such Grantor consisting of the registered Patents and Trademarks (and applications therefor) described therein and applicable IP Agreements with respect thereto (“Patent Collateral” and “Trademark Collateral,” respectively) shall have been duly made or taken and be in full force and effect, and the Lien created under this Agreement in such Grantor’s Patent Collateral and Trademark Collateral shall be perfected.

(i) On the date hereof, no Equity Interest in any limited liability company or limited partnership controlled by any Grantor and pledged hereunder (the “Existing LLC/Partnership Interests”) is represented by a Certificated Security.

SECTION 7. Further Assurances.

(a) Each Grantor agrees that from time to time, upon the reasonable request of the Administrative Agent and at the expense of such Grantor, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be reasonably necessary or desirable in order to perfect and protect any pledge or security interest granted or purported to be granted by such Grantor hereunder or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor. Each Grantor further agrees that it shall, upon the reasonable request of the Administrative Agent and at the expense of such Grantor, take any and all actions necessary to defend title to the Collateral against all Persons and to defend the security interest created hereunder and the priority thereof against any Lien not permitted pursuant to Section 7.01 of the Credit Agreement.

(b) Each Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect) of such Grantor, in each case without the signature of such Grantor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Each Grantor ratifies its authorization for the Administrative Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

(c) In accordance with Section 6.10 of the Credit Agreement, the Administrative Agent and such persons as the Administrative Agent may designate shall have the right, at the Grantors’ own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantors’ affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third person, by contacting Account Debtors (only during the existence of an Event Default) or the third person possessing such Collateral for the purpose of making such a verification. The Administrative Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

(d) Notwithstanding anything to the contrary in this Agreement or any other Collateral Document, this Agreement shall be subject to the provisions of Section 6.12(c) of the Credit Agreement.

SECTION 8. Post-Closing Changes; Bailees; Collections on Assigned Agreements and Accounts.

(a) No Grantor will change its name, type of organization, jurisdiction of organization, organizational identification number (if any) or location from those set forth in Schedule I hereto without first giving at least 5 days’ (or such lesser period of time as the Administrative Agent may agree) prior written notice to the Administrative Agent and taking all action reasonably required by the Administrative Agent for the purpose of perfecting or protecting the security interest granted by this Agreement.

(b) During the continuation of an Event of Default, if any Collateral of any Grantor is at any time in the possession or control of a warehouseman, bailee or agent the Company will promptly notify the Administrative Agent and, upon the request of the Administrative Agent, such Grantor will (i) notify such warehouseman, bailee or agent of the security interest created hereunder and (ii) instruct such warehouseman, bailee or agent to hold all such Collateral solely for the Administrative Agent’s account subject only to the Administrative Agent’s instructions.

(c) Except as otherwise provided in this subsection (c), each Grantor will continue to collect, at its own expense, all amounts due or to become due such Grantor under the Accounts. In connection with such collections, such Grantor may take (and, at the Administrative Agent’s direction during the continuation of an Event of Default, shall take) such commercially reasonable actions as such Grantor (or the Administrative Agent) may deem reasonably necessary or advisable to enforce collection thereof; provided that the Administrative Agent shall have the right, at any time upon the occurrence and during the continuance of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the obligors under any Accounts of the assignment of such Accounts to the Administrative Agent and to direct such obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Administrative Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Accounts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Accounts, including, without limitation, those set forth in Section 9-607 of the UCC. After receipt by any Grantor of the notice from the Administrative Agent referred to in the proviso to the preceding sentence, all amounts and Proceeds (including, without limitation, Instruments) received by such Grantor in respect of the Accounts of such Grantor shall be received in trust for the benefit of the Administrative Agent hereunder, shall be segregated from other funds of such Grantor and shall be either (A) released to such Grantor to the extent permitted under the terms of the Credit Agreement so long as no Event of Default shall have occurred and be continuing or (B) if any Event of Default shall have occurred and be continuing, applied as provided in Section 8.04 of the Credit Agreement.

SECTION 9. As to Intellectual Property Collateral.

(a) Except to the extent failure to act could not reasonably be expected to have a Material Adverse Effect, with respect to registration or pending application of each item of its Intellectual Property Collateral for which such Grantor has standing to do so, each Grantor agrees to take, at its expense, all steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authority located in the United States, to (i) maintain the validity and enforceability of any registered Intellectual Property Collateral (or applications therefor) and maintain such Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance of each Patent, Trademark, or Copyright registration or application, now or hereafter included in such Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings.

(b) Except as could not be reasonably expected to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property Collateral may lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or in case of a trade secret, lose its competitive value).

(c) Except where failure to do so could not reasonably be expected to cause a Material Adverse Effect, each Grantor shall take all steps to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks abide by the applicable license’s terms with respect to the standards of quality.

(d) Each Grantor agrees that, should it obtain an ownership or other interest in any Intellectual Property Collateral after the Closing Date (“After-Acquired Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of Trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto.

(e) Once every fiscal quarter of the Company, with respect to issued or registered Patents (or published applications therefor), registered Trademarks (or applications therefor) and registered Copyrights, each Grantor shall sign and deliver to the Administrative Agent an appropriate Intellectual Property Security Agreement (suitable for recording in the U.S. Patent and Trademark Office or the U.S. Copyright Office, as applicable) with respect to all applicable Intellectual Property owned or exclusively licensed by it as of the last day of such period, to the extent that such Intellectual Property is not covered by any previous Intellectual Property Security Agreement so signed and delivered by it. In each case, it will promptly cooperate as reasonably necessary to enable the Administrative Agent to make any necessary or reasonably desirable recordations with the U.S. Copyright Office or the U.S. Patent and Trademark Office, as appropriate.

(f) Upon the occurrence and during the continuance of an Event of Default, each Grantor shall, at the request of the Administrative Agent, use its reasonable best efforts to obtain all requisite consents or approvals by the licensor of each license agreement or other similar agreement granting such Grantor any right under any Copyright, Patent or Trademark, to effect the assignment of all such Grantor’s right, title and interest thereunder to the Administrative Agent or its designee.

(g) Nothing in this Agreement prevents any Grantor from discontinuing the use or maintenance of any of its Intellectual Property Collateral if such Grantor determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.

SECTION 10. Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing:

(i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided that such Grantor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral or any part thereof or is of any nature that might prohibit, impair, delay or otherwise affect the pledge of any Security Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder in respect thereof.

(ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided that any and all non-cash dividends, interest and other distributions paid or payable in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral, shall be, and shall be forthwith delivered to the Administrative Agent to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Administrative Agent as Security Collateral in the same form as so received (with any necessary endorsement).

(iii) The Administrative Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

(b) Upon the occurrence and during the continuance of an Event of Default:

(i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 10(a)(i) shall, upon notice to such Grantor by the Administrative Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 10(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

(ii) All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 10(b) shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent as Security Collateral in the same form as so received (with any necessary endorsement).

SECTION 11. Transfers and Other Liens; Additional Shares; LLC/Partnership Interests.

(a) Each Grantor agrees that it will not (i) sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights or options with respect to, any of the Collateral, except to the extent permitted under the Credit Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for the pledge, assignment and security interest created under this Agreement and other Liens permitted under the Credit Agreement.

(b) Each Grantor agrees that (i) if any Existing LLC/Partnership Interest controlled by such Grantor shall become represented by a certificate, it shall cause such certificate to be promptly delivered to the Administrative Agent and shall cause the applicable limited liability company or partnership agreement to be amended so as to treat the Equity Interest represented by such certificate as a “security” within the meaning of Article 8 of the UCC and to provide that such security shall be governed by Article 8 of the UCC and (ii) each interest in any limited liability company or partnership acquired by such Grantor after the date hereof shall be represented by a certificate (which shall be promptly delivered to the Administrative Agent after such Grantor’s acquisition thereof), shall be a “security” within the meaning of Article 8 of the UCC and shall be governed by Article 8 of the UCC.

SECTION 12. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Administrative Agent such Grantor’s attorney in fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, upon the occurrence and during the continuance of an Event of Default, in the Administrative Agent’s discretion, to take any action and to execute any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a) to obtain and adjust insurance required to be paid to the Administrative Agent,

(b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

(c) to receive, indorse and collect any drafts or other instruments, documents and Chattel Paper, in connection with clause (a) or (b) above, and

(d) to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Administrative Agent with respect to any of the Collateral.

SECTION 13. Administrative Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Administrative Agent may, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement. Without limiting the generality of the foregoing, (i) at its option, the Administrative Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to Section 7.01 of the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Administrative Agent on demand for any payment made or any expense incurred by the Administrative Agent pursuant to the foregoing authorization (provided, however, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents) and (ii) in the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required under the Credit Agreement or to pay any premium in whole or part relating thereto, the Administrative Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Administrative Agent deems advisable in its reasonable judgment. All sums disbursed by the Administrative Agent in connection with this paragraph, including attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Administrative Agent and shall be additional Obligations secured hereby.

SECTION 14. Administrative Agent’s Duties. The powers conferred on the Administrative Agent hereunder are solely to protect the Secured Parties’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property, and will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of any act or omission of any sub-agent or bailee selected by the Administrative Agent in good faith, except to the extent that such liability arises from the Administrative Agent’s gross negligence or willful misconduct.

SECTION 15. Remedies. If any Event of Default shall have occurred and be continuing:

(a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place and time to be designated by the Administrative Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable; (iii) occupy any premises owned or, to the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (a) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Accounts and the other Collateral, (b) withdraw, or cause or direct the withdrawal, of all funds with respect to the Deposit Accounts and (c) exercise all other rights and remedies with respect to the Assigned Agreements, the Accounts and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC. The Administrative Agent shall give the applicable Grantors at least ten (10) Business Days’ written notice of the time and place of any public sale or the time after which any private sale is to be made and each Grantor agrees that such notice shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor recognizes that in light of such applicable restrictions and limitations arising under Federal and state securities laws, the Administrative Agent may, with respect to any sale of the Pledged Equity, limit the purchasers to those who will agree, among other things, to acquire such Pledged Equity for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations (i) the Administrative Agent, in its sole and absolute discretion (x) may proceed to make such a private sale whether or not a registration statement for the purpose of registering such Pledged Equity or part thereof shall have been filed under the Federal or applicable state securities laws and (y) may approach and negotiate with such number of purchasers as the Administrative Agent determines to be reasonable to effect such sale and (ii) any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Administrative Agent shall incur no responsibility or liability for selling all or any part of the Pledged Equity at a price that the Administrative Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached.

(b) All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement).

(c) The Administrative Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to any Deposit Account.

(d) If the Administrative Agent shall determine to exercise its right to sell all or any of the Security Collateral of any Grantor pursuant to this Section 15, each Grantor agrees that, upon request of the Administrative Agent, such Grantor will, at its own expense, do or cause to be done all such other acts and things as may be necessary to make such sale of such Security Collateral or any part thereof valid and binding and in compliance with applicable law.

(e) The Administrative Agent is authorized, in connection with any sale of the Security Collateral pursuant to this Section 15, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral: (i) any registration statement or prospectus, and all supplements and amendments thereto; (ii) any information and projections; and (iii) any other information in its possession relating to such Security Collateral.

(f) Each Grantor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Secured Parties by reason of the failure by such Grantor to perform any of the covenants contained in subsection (d) above and, consequently, agrees that, if such Grantor shall fail to perform any of such covenants, it will pay, as liquidated damages and not as a penalty, an amount equal to the value of the Security Collateral upon demand by the Administrative Agent of compliance with subsection (d) above.

SECTION 16. Indemnity and Expenses.

(a) Each Grantor agrees to indemnify, defend and save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement)), except to the extent such claim, damage, loss, liability or expense has resulted from such Indemnified Party’s gross negligence or willful misconduct.

(b) Each Grantor will upon demand pay to the Administrative Agent the amount of any and all reasonable out-of-pocket expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Administrative Agent may incur in connection with (i) the administration of this Agreement, or (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor.

(c) Each Grantor will upon demand pay to the Administrative Agent the amount of any and all out-of-pocket expenses, including, without limitation, the fees, disbursements and other charges of counsel in connection with (i) the exercise or enforcement of any of the rights of the Administrative Agent or the other Secured Parties hereunder or (ii) the failure by such Grantor to perform or observe any of the provisions hereof.

(d) Any such amounts payable as provided under this Section 16 shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 16 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 16 shall be payable on written demand therefor and shall bear interest at the rate specified in Section 2.08(a)(ii) of the Credit Agreement.

SECTION 17. Amendments; Waivers; Additional Grantors; Etc.

(a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by each Grantor to which such amendment or waiver is to apply and the Administrative Agent (with the consent of the requisite number of Lenders specified in the Credit Agreement), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Administrative Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

(b) Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a “Security Agreement Supplement”), (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Loan Documents to “Grantor” shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement and the other Loan Documents to “Collateral” shall also mean and be a reference to the Collateral of such Additional Grantor, and (ii) the supplemental schedules I through VI attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I through VI, respectively, hereto, and the Administrative Agent may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.

SECTION 18. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic or telecopy communication or facsimile transmission) and mailed, telegraphed, telecopied, telexed, faxed or delivered to it, if to any Grantor, addressed to it in care of the Company at the Company’s address specified in Schedule 10.02 of the Credit Agreement, if to the Administrative Agent, at its address specified in Schedule 10.02 of the Credit Agreement. All such notices and other communications shall be deemed to be given or made at such time as shall be set forth in Section 10.02 of the Credit Agreement. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Security Agreement Supplement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.

SECTION 19. Continuing Security Interest; Assignments under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Secured Obligations other than Obligations with respect to Secured Hedge Agreements and Cash Management Obligations not yet due and payable, (ii) the Maturity Date of the Term Loan Facility and (iii) the cash collateralization or back-stop (on terms reasonably satisfactory to the Administrative Agent), termination or expiration of all Letters of Credit, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Secured Parties and their permitted respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 10.07 of the Credit Agreement.

SECTION 20. Release; Termination.

(a) Upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor permitted by, and in accordance with, the terms of the Loan Documents to any Person other than Holdings, the Company or any Domestic Subsidiary that is a Restricted Subsidiary or upon the effectiveness of any consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.11 of the Credit Agreement, the Lien created under this Agreement on such Collateral (but not on any Proceeds thereof) shall automatically terminate. Upon the release of any Grantor from its Guaranty, if any, in accordance with the terms of the Loan Documents, the Lien created under this Agreement on the Collateral of such Grantor shall automatically terminate and such Grantor shall automatically be released from its obligations hereunder. The Administrative Agent will, at such Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence any release of the Lien created under this Agreement on any Collateral pursuant to this Section 20(a); provided that such Grantor shall have delivered to the Administrative Agent a written request therefor describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, and a certificate of such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Administrative Agent may request. The Administrative Agent shall be authorized to rely on any such certificate without independent investigation.

(b) Upon the latest of (i) the payment in full in cash of the Secured Obligations other than Obligations with respect to Secured Hedge Agreements and Cash Management Obligations not yet due and payable and contingent indemnification obligations not yet accrued and payable, (ii) the Maturity Date of the Term Loan Facility and (iii) the cash collateralization or back-stop (on terms reasonably satisfactory to the Administrative Agent), termination or expiration of all Letters of Credit, the Lien on all Collateral created under this Agreement shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Administrative Agent will, at the applicable Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

SECTION 21. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 22. The Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of Fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

SECTION 23. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GRANTOR IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM

NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.

(c) EACH GRANTOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ALL RIGHT TO TRIAL BY JURY IN ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

SECTION 24. Severability. If any provision of any Loan Document is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions of the Loan Documents shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Secured Parties in order to carry out the intentions of the parties thereto as nearly as may be possible and (ii) the invalidity or unenforceability of such provision in such jurisdiction shall not affect the validity or enforceability thereof in any other jurisdiction.

[Signature Pages to Follow]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

LCE ACQUISITION CORPORATION,

By:
Name:
Title:

Address for Notices:

LCE HOLDCO, LLC,

By:
Name:
Title:

Address for Notices:

LOEWS CINEPLEX ENTERTAINMENT CORPORATION,

By:
Name:
Title:

Address for Notices:

71ST & 3RD AVE. CORP.
BRICK PLAZA CINEMAS, INC.
CITYPLACE CINEMAS, INC.
CRESCENT ADVERTISING CORPORATION
CRESTWOOD CINEMAS, INC.

DOWNTOWN BOSTON CINEMAS, LLC
ETON AMUSEMENT CORPORATION
FALL RIVER CINEMA, INC.
FARMERS CINEMAS, INC.
FORTY-SECOND STREET CINEMAS, INC.
FOUNTAIN CINEMAS, INC.
GATEWAY CINEMAS, LLC
HAWTHORNE AMUSEMENT CORPORATION
HINSDALE AMUSEMENT CORPORATION
ILLINOIS CINEMAS, INC.
JERSEY GARDEN CINEMAS, INC.
KIPS BAY CINEMAS, INC.
LANCE THEATRE CORPORATION
LCE ACQUISITIONSUB, INC.
LCE MEXICAN HOLDINGS, INC.
LEWISVILLE CINEMAS, LLC
LIBERTY TREE CINEMA CORP.
LOEKS ACQUISITION CORP.
LOEKS-STAR PARTNERS
LOEWS AKRON CINEMAS, INC.
LOEWS ARLINGTON CINEMAS, INC.
LOEWS ARLINGTON WEST CINEMAS, INC.
LOEWS ASTOR PLAZA, INC.
LOEWS BALTIMORE CINEMAS, INC.
LOEWS BAY TERRACE CINEMAS, INC.
LOEWS BEREA CINEMAS, INC.
LOEWS BOULEVARD CINEMAS, INC.
LOEWS BRISTOL CINEMAS, INC.
LOEWS BROADWAY CINEMAS, INC.
LOEW’S CALIFORNIA THEATRES, INC.
LOEWS CENTERPARK CINEMAS, INC.
LOEWS CENTURY MALL CINEMAS, INC.
LOEWS CHERI CINEMAS, INC.
LOEWS CHERRY TREE MALL CINEMAS, INC.
LOEWS CHICAGO CINEMAS, INC.
LOEWS CINEPLEX ENTERTAINMENT GIFT CARD CORPORATION

LOEWS CINEPLEX INTERNATIONAL HOLDINGS, INC.
LOEWS CINEPLEX THEATRES INC.
LOEWS CINEPLEX THEATRES HOLDCO, INC.
LOEWS CINEPLEX US CALLCO, LLC
LOEWS CITYWALK THEATRE CORPORATION
LOEWS CONNECTICUT CINEMAS, INC.
LOEWS CRYSTAL RUN CINEMAS, INC.
LOEWS DEAUVILLE NORTH CINEMAS, INC.
LOEWS EAST HANOVER CINEMAS, INC.
LOEWS EAST VILLAGE CINEMAS, INC.
LOEWS ELMWOOD CINEMAS, INC.
LOEWS FORT WORTH CINEMAS, INC.
LOEWS FREEHOLD MALL CINEMAS, INC.
LOEWS FRESH POND CINEMAS, INC.
LOEWS GARDEN STATE CINEMAS, LLC
LOEWS GREENWOOD CINEMAS, INC.
LOEWS HOUSTON CINEMAS, INC.
LOEWS LAFAYETTE CINEMAS, INC.
LOEWS LEVITTOWN CINEMAS, INC.
LOEWS LINCOLN PLAZA CINEMAS, INC.
LOEWS LINCOLN THEATRE HOLDING CORP.
LOEWS MEADOWLAND CINEMAS 8, INC.
LOEWS MEADOWLAND CINEMAS, INC.
LOEWS MERRILLVILLE CINEMAS, INC.
LOEWS MONTGOMERY CINEMAS, INC.
LOEWS MOUNTAINSIDE CINEMAS, INC.

LOEWS NEW JERSEY CINEMAS, INC.
LOEWS NEWARK CINEMAS, INC.
LOEWS NORTH VERSAILLES CINEMAS, LLC
LOEWS ORPHEUM CINEMAS, INC.
LOEWS PALISADES CENTER CINEMAS, INC.
LOEWS PENTAGON CITY CINEMAS, INC.
LOEWS PIPER’S THEATERS, INC.
LOEWS PLAINVILLE CINEMAS, LLC
LOEWS RICHMOND MALL CINEMAS, INC.
LOEWS RIDGEFIELD PARK CINEMAS, INC.
LOEWS ROLLING MEADOWS CINEMAS, INC.
LOEWS ROOSEVELT FIELD CINEMAS, INC.
LOEWS STONYBROOK CINEMAS, INC.
LOEWS THEATRE MANAGEMENT CORP.
LOEWS THEATRES CLEARING CORP.
LOEWS TOMS RIVER CINEMAS, INC.
LOEWS TRYLON THEATRE, INC.
LOEWS USA CINEMAS INC.
LOEWS VESTAL CINEMAS, INC.
LOEWS WASHINGTON CINEMAS, INC.
LOEWS WEST LONG BRANCH CINEMAS, INC.
LOEWS-HARTZ MUSIC MAKERS THEATRES, INC.
LTM NEW YORK, INC.
LTM NEW YORK, INC. TURKISH HOLDINGS, INC.
METHUEN CINEMAS, LLC
MID-STATES THEATRES, INC.
MUSIC MAKERS THEATRES, INC.
NEW BRUNSWICK CINEMAS, INC.
NICKELODEON BOSTON, INC.
NORTH STAR CINEMAS, INC.
OHIO CINEMAS, LLC

PARKCHESTER AMUSEMENT CORPORATION
PARSIPPANY THEATRE CORP.
PLITT SOUTHERN THEATRES, INC.
PLITT THEATRES, INC.
POLI-NEW ENGLAND THEATRES, INC.
PUTNAM THEATRICAL CORPORATION
RED BANK THEATRE CORPORATION
RICHMOND MALL CINEMAS, LLC
RKO CENTURY WARNER THEATRES, INC.
ROSEMONT CINEMAS, INC.
S&J THEATRES INC.
SACK THEATRES, INC.
SKOKIE CINEMAS, INC.
SOUTH HOLLAND CINEMAS, INC.
SPRINGFIELD CINEMAS, LLC
STAR THEATRES OF MICHIGAN, INC.
STAR THEATRES, INC.
STROUD MALL CINEMAS, INC.
TALENT BOOKING AGENCY, INC.
THE WALTER READE ORGANIZATION, INC.
THEATER HOLDINGS, INC.
THIRTY-FOURTH STREET CINEMAS, INC.
U.S.A. CINEMAS, INC.
WATERFRONT CINEMAS, LLC
WEBSTER CHICAGO CINEMAS, INC.
WHITE MARSH CINEMAS, INC.
WOODFIELD CINEMAS, INC.
WOODRIDGE CINEMAS, INC.,

By:
Name:
Title:

Address for Notices:

CITICORP NORTH AMERICA, INC., as Administrative Agent

Name:
Title:

Address for Notices:

Schedule I to the

Security Agreement

CHIEF EXECUTIVE OFFICE, TYPE OF ORGANIZATION, JURISDICTION OF

ORGANIZATION AND ORGANIZATIONAL IDENTIFICATION NUMBER

Grantor	Chief Executive Office	Type of Organization	Jurisdiction of Organization	Organizational I.D. No.

Schedule II to the

Security Agreement

PLEDGED EQUITY

Grantor	Issuer	Class of Equity Interest	Par Value (if applicable)	Certificate No(s)	Number of Shares	Percentage of Outstanding Shares

Schedule III to the

Security Agreement

PLEDGED INTERCOMPANY NOTES

Grantor	Issuer	Principal Amount	Date of Note	Maturity Date

Schedule IV to the

Security Agreement

INTELLECTUAL PROPERTY

Schedule V to the

Security Agreement

COMMERCIAL TORT CLAIMS

[Describe nature of claim(s)-see Comment 5 to UCC Section 9-108]

Schedule VI to the

Security Agreement

COLLATERAL DESCRIPTION

“All personal property, whether now owned or hereafter acquired or arising.”

Exhibit A to the

Security Agreement

FORM OF SECURITY AGREEMENT SUPPLEMENT

[Date of Security Agreement Supplement]

Citicorp	North America, Inc.

as the Administrative Agent for the

Secured Parties referred to in the

Credit Agreement referred to below

______________________

______________________

Attn: __________________

LOEWS CINEPLEX ENTERTAINMENT CORPORATION

Ladies and Gentlemen:

Reference is made to (i) the Credit Agreement dated as of July 30, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Loews Cineplex Entertainment Corporation, a Delaware corporation (as successor by merger to LCE Acquisition Corporation, a Delaware corporation), Grupo Cinemex, S.A. de C.V., a Mexican corporation and Cadena Mexicana de Exhibición, S.A. de C.V., a Mexican corporation, LCE Holdco, LLC, a Delaware limited liability company (“Holdings”), the Lenders party thereto, Citicorp North America, Inc., as the L/C Issuer, the Swing Line Lender and the Administrative Agent (together with any successor administrative agent, the “Administrative Agent”), and the other Agents named therein, and (ii) the Security Agreement dated as of July 30, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) made by the Grantors from time to time party thereto in favor of the Administrative Agent for the Secured Parties. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.

Section 1. Grant of Security. The undersigned hereby pledges (if applicable) to and grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

Section 2. Security for Obligations. The grant of a security interest in the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Obligations of the undersigned now or hereafter existing under or in respect of the Finance Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

Section 3. Supplements to Security Agreement Schedules. The undersigned has attached hereto supplemental Schedules I through VI to Schedules I through VI, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct in all material respects.

Section 4. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 6 of the Security Agreement (as supplemented by the attached supplemental schedules) as of the date hereof.

Section 5. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned.

Section 6. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

[NAME OF ADDITIONAL GRANTOR]

By:
Title:

Address for Notices:

2

Exhibit B to the

Security Agreement

FORM OF COPYRIGHT SECURITY AGREEMENT

This Copyright Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Copyright Security Agreement”) dated                     , 20     is made by the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of Citicorp North America, Inc., as administrative agent (the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

WHEREAS, LCE Acquisition Corporation, a Delaware corporation (to be merged with and into Loews Cineplex Entertainment Corporation, a Delaware corporation), has entered into a Credit Agreement dated as of July 30, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) with LCE Holdco, LLC, a Delaware limited liability company (“Holdings”), Grupo Cinemex, S.A. de C.V., a Mexican corporation, Cadena Mexicana de Exhibición, S.A. de C.V., a Mexican corporation, Citicorp North America, Inc., as the L/C Issuer, the Swing Line Lender and the Administrative Agent, the other Agents named therein and the Lenders party thereto.

WHEREAS, as a condition precedent to the making of the Loans and the issuance of Letters of Credit by the Lenders under the Credit Agreement and entry into Secured Hedge Agreements by the Hedge Banks from time to time, each Grantor has executed and delivered that certain Security Agreement dated as of July 30, 2004 made by the Grantors to the Administrative Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”). Terms defined in the Security Agreement and not otherwise defined herein are used herein as defined in the Security Agreement.

WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, among other property, certain Copyrights of the Grantors, and have agreed as a condition thereof to execute this Copyright Security Agreement for recording with the U.S. Copyright Office and any other appropriate governmental authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

Section 1. Grant of Security. Each Grantor hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties a continuing security interest in all of such Grantor’s right, title and interest in and to the following (all of the following items or types of property being herein collectively referred to as the “Copyright Collateral”), whether now owned or existing or hereafter acquired or arising:

(i) each Copyright owned by the Grantor, including, without limitation, each Copyright registration and application therefor, referred to in Schedule 1 hereto;

(ii) each exclusive Copyright license to which the Grantor is a party, including, without limitation, each Copyright license referred to in Schedule 1 hereto;

(iii) all registrations and applications for registration for any of the foregoing;

(iv) all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto; and

(v) any and all Proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and Supporting Obligations relating to, any and all of the foregoing, including, without limitation, all Proceeds of and revenues from any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, all proceeds and damages relating thereto.

Section 2. No Transfer of Grantor’s Rights. Except to the extent expressly permitted in the Credit Agreement, each Grantor agrees not to sell, license, exchange, assign, or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Copyright Collateral.

Section 3. Security for Obligations. The grant of continuing security interest in the Copyright Collateral by each Grantor under this Copyright Security Agreement secures the payment of all Obligations of such Grantor, now or hereafter existing under or in respect of the Finance Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

Section 4. Recordation. Each Grantor authorizes and requests that the Register of Copyrights and any other applicable government officer record this Copyright Security Agreement.

Section 5. Execution in Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 6. Grants, Rights and Remedies. This Copyright Security Agreement has been executed and delivered by the Grantors for the purpose of recording the grant of security interest herein with the U.S. Copyright Office. The security interest granted hereby has been granted to the Administrative Agent in connection with the Security Agreement and is expressly subject to the terms and conditions thereof and does not modify its terms or conditions or create any additional rights or obligations for any party thereto or hereto. The Security Agreement (and all rights and remedies of the Administrative Agent thereunder) shall remain in full force and effect in accordance with its terms.

Section 7. Governing Law. This Copyright Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

2

IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

LOEWS CINEPLEX ENTERTAINMENT CORPORATION

By:
Title:

Address for Notices:

LCE HOLDCO, LLC,

By:
Title:

Address for Notices:

[OTHER GRANTORS]

3

Schedule 1

To Copyright

Security Agreement

COPYRIGHTS

Exhibit C to the

Security Agreement

FORM OF PATENT SECURITY AGREEMENT

This Patent Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Patent Security Agreement”) dated                     , 20     is made by the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of Citicorp North America, Inc., as administrative agent (the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

WHEREAS, LCE Acquisition Corporation, a Delaware corporation (to be merged with and into Loews Cineplex Entertainment Corporation, a Delaware corporation), has entered into a Credit Agreement dated as of July 30, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) with LCE Holdco, LLC, a Delaware limited liability company (“Holdings”), Grupo Cinemex, S.A. de C.V., a Mexican corporation, Cadena Mexican de Exhibición, S.A. de C.V., a Mexican corporation, Citicorp North America, Inc., as the L/C Issuer, the Swing Line Lender and the Administrative Agent, the other Agents named therein and the Lenders party thereto.

WHEREAS, as a condition precedent to the making of the Loans and the issuance of Letters of Credit by the Lenders under the Credit Agreement and entry into Secured Hedge Agreements by the Hedge Banks from time to time, each Grantor has executed and delivered that certain Security Agreement dated as of July 30, 2004 made by the Grantors to the Administrative Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”). Terms defined in the Security Agreement and not otherwise defined herein are used herein as defined in the Security Agreement.

WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, among other property, certain Patents of the Grantors, and have agreed as a condition thereof to execute this Patent Security Agreement for recording with the U.S. Patent and Trademark Office and any other appropriate governmental authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

Section 1. Grant of Security. Each Grantor hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties a continuing security interest in all of such Grantor’s right, title and interest in and to the following (all of the following items or types of property being herein collectively referred to as the “Patent Collateral”), whether now owned or existing or hereafter acquired or arising:

(i) each Patent owned by the Grantor, including, without limitation, each Patent referred to in Schedule 1 hereto;

(ii) each Patent license to which the Grantor is a party, including, without limitation, each Patent license referred to in Schedule 2 hereto;

(iii) all issuances and applications for registration for any of the foregoing, together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof;

(iv) all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto; and

(v) any and all Proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and Supporting Obligations relating to, any and all of the foregoing, including, without limitation, all Proceeds of and revenues from any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, all proceeds and damages relating thereto.

Section 2. No Transfer of Grantor’s Rights. Except to the extent expressly permitted in the Credit Agreement, each Grantor agrees not to sell, license, exchange, assign, or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Patent Collateral.

Section 3. Security for Obligations. The grant of continuing security interest in the Patent Collateral by each Grantor under this Patent Security Agreement secures the payment of all Obligations of such Grantor, now or hereafter existing under or in respect of the Finance Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

Section 4. Recordation. Each Grantor authorizes and requests that the Commissioner for Patents and any other applicable government officer record this Patent Security Agreement.

Section 5. Execution in Counterparts. This Patent Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 6. Grants, Rights and Remedies. This Patent Security Agreement has been executed and delivered by the Grantors for the purpose of recording the grant of security interest herein with the U.S. Patent and Trademark Office. The security interest granted hereby has been granted to the Administrative Agent in connection with the Security Agreement and is expressly subject to the terms and conditions thereof and does not modify its terms or conditions or create any additional rights or obligations for any party thereto or hereto. The Security Agreement (and all rights and remedies of the Administrative Agent thereunder) shall remain in full force and effect in accordance with its terms.

2

Section 7. Governing Law. This Patent Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

3

IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

LOEWS CINEPLEX ENTERTAINMENT CORPORATION,

By:
Title:

Address for Notices:

LCE HOLDCO, LLC,

By:
Title:

Address for Notices:

[OTHER GRANTORS]

4

Schedule 1

to Patent

Security Agreement

[NAME OF GRANTOR]

PATENTS AND DESIGN PATENTS

Patent No.	Issued	Expiration	Country	Title

PATENT APPLICATIONS

Case No.	Serial No.	Country	Date	Filing Title

Schedule 2

to Patent

Security Agreement

PATENT LICENSES

Name of Agreement	Parties Licensor/Licensee	Date of Agreement	Subject Matter

Exhibit D to the

Security Agreement

FORM OF TRADEMARK SECURITY AGREEMENT

This Trademark Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Trademark Security Agreement”) dated                     , 20     is made by the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of Citicorp North America, Inc., as administrative agent (the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

WHEREAS, LCE Acquisition Corporation, a Delaware corporation (to be merged with and into Loews Cineplex Entertainment Corporation), has entered into a Credit Agreement dated as of July 30, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) with Grupo Cinemex, S.A. de C.V., a Mexican corporation, Cadena Mexican de Exhibición, S.A. de C.V., a Mexican corporation, LCE Holdco, LLC, a Delaware limited liability company (“Holdings”), Citicorp North America, Inc., as the L/C Issuer, the Swing Line Lender and the Administrative Agent, the other Agents named therein and the Lenders (including the Overdraft Loan Facility Lender) party thereto.

WHEREAS, as a condition precedent to the making of the Loans and the issuance of Letters of Credit by the Lenders under the Credit Agreement and entry into Secured Hedge Agreements by the Hedge Banks from time to time, each Grantor has executed and delivered that certain Security Agreement dated as of July 30, 2004 made by the Grantors to the Administrative Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”). Terms defined in the Security Agreement and not otherwise defined herein are used herein as defined in the Security Agreement.

WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, among other property, certain Trademarks of the Grantors, and have agreed as a condition thereof to execute this Trademark Security Agreement for recording with the U.S. Patent and Trademark Office and any other appropriate governmental authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

Section 1. Grant of Security. Each Grantor hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties a continuing security interest in all of such Grantor’s right, title and interest in and to the following (all of the following items or types of property being herein collectively referred to as the “Trademark Collateral”), whether now owned or existing or hereafter acquired or arising:

(i) each Trademark owned by the Grantor (including, without limitation, each Trademark registration and application therefor, referred to in Schedule 1 hereto, and all of the goodwill of the business connected with the use of or symbolized by, each Trademark);

(ii) each Trademark license to which the Grantor is a party, including, without limitation, each Trademark license referred to in Schedule 2 hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark licensed pursuant thereto;

(iii) all registrations and applications for registration for any of the foregoing, together with all renewals thereof;

(iv) all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto; and

(v) any and all Proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and Supporting Obligations relating to, any and all of the foregoing, including, without limitation, all Proceeds of and revenues from any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, all proceeds and damages relating thereto.

Section 2. No Transfer of Grantor’s Rights. Except to the extent expressly permitted in the Credit Agreement, each Grantor agrees not to sell, license, exchange, assign, or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Trademark Collateral.

Section 3. Security for Obligations. The grant of continuing security interest in the Trademark Collateral by each Grantor under this Trademark Security Agreement secures the payment of all Obligations of such Grantor, now or hereafter existing under or in respect of the Finance Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

Section 4. Recordation. Each Grantor authorizes and requests that the Commissioner for Trademarks and any other applicable government officer record this Trademark Security Agreement.

Section 5. Execution in Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 6. Grants, Rights and Remedies. This Trademark Security Agreement has been executed and delivered by the Grantors for the purpose of recording the grant of security interest herein with the U.S. Patent and Trademark Office. The security interest granted hereby has been granted to the Administrative Agent in connection with the Security Agreement and is expressly subject to the terms and conditions thereof and does not modify its terms or

2

conditions or create any additional rights or obligations for any party thereto or hereto. The Security Agreement (and all rights and remedies of the Administrative Agent thereunder) shall remain in full force and effect in accordance with its terms.

Section 7. Governing Law. This Trademark Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

LOEWS CINEPLEX ENTERTAINMENT CORPORATION,

By:
Title:

Address for Notices:

LCE HOLDCO, LLC,

By:
Title:

Address for Notices:

[OTHER GRANTORS]

3

Schedule 1

to Trademark

Security Agreement

U.S. TRADEMARK REGISTRATIONS

TRADEMARK	REG. NO.	REG. DATE

U.S. TRADEMARK APPLICATIONS

TRADEMARK	REG. NO.	REG. DATE

Schedule 2

to Trademark

Security Agreement

TRADEMARK LICENSES

Name of Agreement	Parties Licensor/Licensee	Date of Agreement	Subject Matter